                 Semiannual Report

                                  SPECTRUM
                                  FUNDS

                                  -------------
                                  JUNE 30, 2001
                                  -------------

   [LOGO]
T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Spectrum Funds

 .    Equity markets around the globe tumbled as economies weakened and many companies failed to meet earnings targets.

 .    High-quality U.S. corporate bonds posted positive returns, but most other asset classes struggled.

 .    Performance for the Spectrum Funds was mostly on pace or ahead of peer group averages, despite a wide range of returns.

 .    We remain optimistic about the long-term prospects for the U.S. and international equity markets.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

As was the case in the second half of 2000, the first half of 2001 was characterized by extreme investment-market volatility, with technology, telecom, and Internet stocks tumbling around the globe. The Nasdaq Composite fell 13%, while the blue chip S&P 500 declined 7%. Some emerging market stocks delivered gains, but most developed foreign equity markets performed poorly. High-quality U.S. corporate bonds delivered positive returns, as did emerging market bonds, but most international developed-market bonds were hurt by currency translations and posted losses for U.S. investors. In this environment, performance of the Spectrum Funds varied widely.

MARKET ENVIRONMENT

Global equity markets were primarily negative, and tech and telecom stocks posted the largest losses. However, value and defensive sectors outperformed growth in all regions. Small-cap U.S. stocks were one of the few sectors with positive returns, as represented by the Russell 2000's 7% rise, but even in this area, value sectors led the way.

---------------------
GLOBAL EQUITY RETURNS
--------------------------------------------------------------------------------

Periods Ended 6/30/01             6 Months      12 Months
--------------------------------------------------------------------------------
S&P 500 Stock Index                 -6.70%        -14.83%
Russell 2000 Index                   6.94           0.66
MSCI EAFE Index                    -14.75         -23.63
MSCI Emerging
Markets Free Index                  -1.78         -25.92

Slowing economies worldwide contributed to weak financial markets in developed countries, with the Morgan Stanley Capital International EAFE (Europe, Australasia, and Far East) Index falling almost 15% over the last six months. Europe was the worst-performing region with losses across all sectors, but in the Far East, value and defensive sectors rose, helping to offset losses in growth stocks. Although the MSCI Emerging Markets Free Index declined less than 2% since December, it is 26% lower over the past 12 months. In this difficult market environment, bonds and money market instruments provided investors a source of stability.

Value-oriented stocks maintained their edge on growth stocks for most of 2001. Defensive stocks, those with relatively stable and consistent earnings growth, generally outperformed issues that had less predictable earnings. Small-cap stocks outpaced large-cap issues over the period. Small-cap value stocks have had solid returns in 2001 and over the last 12 months, while small-cap growth stocks benefited from a surge in the second quarter of this year.

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                    [CHART]

                      30-Year         5-Year        90-Day
                   Treasury Bond  Treasury Note  Treasury Bill

        6/30/00          5.94          6.25          5.84
        7/31/00           5.8          6.16           6.2
        8/31/00          5.71          6.02          6.31
        9/30/00          5.89           5.9          6.21
       10/31/00          5.72          5.73          6.36
       11/30/00          5.66          5.52          6.26
       12/31/00          5.44          4.98          5.84
        1/31/01           5.5          4.77          4.99
        2/28/01          5.31          4.65          4.85
        3/31/01          5.44          4.56          4.28
        4/30/01          5.79          4.88          3.88
        5/31/01          5.75          4.91          3.61
        6/30/01          5.76          4.95          3.65

The Federal Reserve lowered short-term interest rates six times to 3.75% since January 3, in an effort to sow the seeds of an economic recovery. Declining interest rates are generally positive for bond prices, but domestic fixed-income returns were mixed - corporate bonds outpaced Treasuries, and short-term bonds generally outpaced long-maturity issues. Despite the deteriorating economic environment, demand for corporate bonds increased as declining interest rates highlighted the yield advantage offered by these issues. As well, heightened equity-market volatility prompted many investors to shift assets into the relative safe haven of fixed-income investments.

Hampered by relatively high inflation levels, the European Central Bank has been reticent to cut interest rates as aggressively as in the U.S., although European economies are now reflecting similar signs of a slowdown. Growth in Japan, which is again facing recessionary conditions, and most other Asian economies decelerated from high levels, and contributed to underperformance in overseas equity markets. Most international developed-country bond markets generated positive total returns, but U.S. investors in those markets ended the six-month period with losses because the value of foreign currencies declined against a rising U.S. dollar.

SPECTRUM GROWTH FUND

The Spectrum Growth Fund's allocation to some value stocks, coupled with a modest allocation to natural resource issues, buffered fund declines during the 6- and 12-month periods ended June 30, 2001.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/01        6 Months    12 Months
--------------------------------------------------------------------------------
Spectrum Growth Fund           -5.15%       -8.56%
Lipper Multi-Cap Core
Fund Index                     -5.13       -11.83
S&P 500 Stock Index            -6.70       -14.83

Despite negative returns, the fund's diversified strategy helped the portfolio outperform the benchmark S&P 500 in both periods. The fund nearly matched the Lipper Multi-Cap Core Fund Index over the six-month period and surpassed the peer group average for the last 12 months. Shareholders in the fund for five years have averaged about an 11% return each year, and those in the fund for the past 10 years have averaged better than 13.5% per year.

Value stocks had the upper hand on their growth-oriented counterparts for most of the past year, except for a brief stint in the April-to-June period. The Mid-Cap Value and Equity Income Funds were the fund's best-performing components. The New Horizons Fund's participation in a second-quarter rally in small-cap growth stocks helped offset ear lier losses in this sector. The largest detractors to performance were the International Stock and Blue Chip Growth Funds, which declined in concert with worldwide equity markets through the first half of 2001.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
Spectrum Growth Fund

                                    [CHART]

Convertibles/Preferred Stocks      1%
Large-Cap Stocks                  41%
Mid-Cap Stocks                    20%
Small-Cap Stocks                   8%
Cash                               4%
International Stocks              26%

Based on net assets as of 6/30/01.

We made no changes to portfolio allocations over the last six months (see table on page 10). Despite recent underperformance by international equities, we maintained our commitment to international equities and selectively added to holdings on dips at attractive valuation levels. We also emphasized small-cap stocks relative to large-cap stocks. We believe that small- and mid-cap stocks remained undervalued relative to large-caps, particularly given the strong long-term growth potential of small-and mid-cap issues.

SPECTRUM INCOME FUND

Spectrum Income Fund delivered positive results for the 6- and 12-month periods in an extremely challenging market environment.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/01        6 Months    12 Months
--------------------------------------------------------------------------------
Spectrum Income Fund             1.68%       6.97%
Lipper General Bond
Funds Average                    2.34        6.95
Lehman Brothers U.S.
Aggregate Index                  3.62       11.23

However, we underperformed the Lipper General Bond Funds Average and the Lehman Brothers U.S. Aggregate Index for the past six months. Six-month returns were hampered by Spectrum Income's allocation to international bonds and to a lesser degree by an allocation to long-term bonds.

Over the 12-month period we performed in line with our peer average but underperformed the Lehman index.

Most of the underlying sectors of the fund generated positive six-month results, with the exception of the International Bond Fund and the U.S. Treasury Long-Term Fund. The Treasury fund had slight negative returns as long-term interest rates inched higher over the period. The best results since December came from Emerging Markets Bond, but this represented a modest positive contribution to the Spectrum Income Fund since emerging markets account for just 3% of the portfolio. We have limited exposure to emerging markets, since we scaled this sector back to its neutral weighting last year. Emerging market bonds have had an extended period of strong positive returns and face increasing risks in Latin American markets, particularly Argentina.

The Equity Income Fund, through its focus on value-oriented stocks, was the top contributor to Spectrum Income's 12-month performance, which is all the more significant in light of the S&P 500's sharp loss over the period. Equity Income has been a stable and important contributor to the fund's 8.29% 10-year average annual total return.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
Spectrum Income Fund

Money Market                     5%
Stocks                          17%
High-Grade International Bonds  44%
International Bonds             17%
High-Yield Bonds                17%

Based on net assets as of 6/30/01.

Our modest exposure to stocks through the Equity Income Fund was gradually increased to its 15% neutral weight during the last six months (see table on page 10). To make room for the greater equity stake and a slightly larger stake in International Bond, we trimmed four percentage points from the GNMA Fund's weighting. GNMA faced recent weakness as lower interest rates contributed to increased levels of mortgage prepayments. The portfolio's allocation to high-yield bonds is unchanged at 17% from six months ago. We are reluctant to add to our positions in the high-yield arena until there are more signs of improvement in the economy and corporate earnings growth recovers to normal levels.


SPECTRUM INTERNATIONAL FUND

International markets weakened during the six months. Growth stocks suffered the sharpest falls, while value and defensive sectors were more resilient but still declined. The Spectrum International Fund fell 14.38% in the first half, in line with the losses suffered by the Lipper International Funds Average and slightly underperforming the Combined Index Benchmark (90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar Government Bond Index). In an environment favoring value stocks, the International Stock Fund's growth bias was a detractor to performance. Note: The purpose of the combination benchmark is to reflect the fund's allocation to foreign bonds. At

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/01          6 Months  12 Months
--------------------------------------------------------------------------------
Spectrum International Fund     -14.38%    -25.04%
Lipper International
Funds Average                   -14.26     -24.03
Combined Index Benchmark*       -13.93     -22.07

*90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar Government Bond Index.

present, however, we have only a 2% allocation to bonds through the Emerging Markets Bond Fund.

European stocks are the dominant influence in the fund's performance (see chart), and our total exposure to Europe through all of the underlying funds is 64%, moderately lower than the 67% weighting six months ago. In the euro zone, first-quarter GDP growth slipped to 2.5% from 3.4% in 2000, and industrial production declined following above-average growth last year. In the first six months of the year, the European Central Bank lowered interest rates by only a quarter point, in large part because inflation is running at a 3.1% annual clip, well above the ECB's 2% target. The slow pace of rate cuts and a perceived lack of credibility were negatives for the euro, which fell 10% relative to the U.S. dollar. Additionally, signs that the U.S. economy may have bottomed, while Europe continued to weaken, further buoyed the greenback. Japanese stocks, at 14% of assets, were unchanged during the last six months as were our 6% allocations to Latin America and the Far East.

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------
Spectrum International Fund

Others and Reserves     10%
Far East                 6%
Latin America            6%
Europe                  64%
Japan                   14%

Based on net assets as of 6/30/01.

Nearly all fund components posted heavy losses during the period except for the Emerging Markets Bond and Latin America Funds. Emerging market bonds - many of which are dollar-denominated -benefited from falling U.S. interest rates and were not hurt by the dollar's strength. Latin America benefited from strong gains in Mexico despite serious problems in Argentina. Contributions from these funds were small, however, because we do not consider these investments core holdings; they represent only 3.5% of assets. Our targeted allocations to individual funds were unchanged during the last six months, a complete list of targets and allocations for each fund can be found on page 10.

OUTLOOK

We expect economic and corporate news to turn more positive as the series of rate cuts works its way to companies' bottom lines. However, optimism about falling interest rates will play tug of war with a still-pessimistic outlook for near-term corporate earnings. This tension is likely to continue over the next few months.

Our focus is to ensure that your portfolio is well positioned to benefit from a stock rebound over the medium and long term, while avoiding the negative impact of near-term earnings disappointments. Recent volatility reinforces the wisdom of the broadly diversified investment strategy that the Spectrum portfolios offer. In spite of a difficult first half to 2001, we believe that owning international stocks and bonds can reduce a domestic portfolio's overall volatility and enhance long-term performance.


Respectfully submitted,

/s/ Edmund M. Notzon III

Edmund M. Notzon III
President of the Spectrum Funds and chairman of the Investment Advisory
Committee

July 22, 2001

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds' investment program.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
                                                           Percent of
(Of the combined underlying funds at 6/30/01)              Net Assets
                                                              6/30/01
Spectrum Growth Fund
--------------------------------------------------------------------------------
Citigroup                                                         1.2%
Pfizer                                                            1.1
GlaxoSmithKline                                                   1.0
GE                                                                0.9
American Home Products                                            0.9
--------------------------------------------------------------------------------
Freddie Mac                                                       0.8
Fannie Mae                                                        0.7
Exxon Mobil                                                       0.7
First Data                                                        0.6
Philip Morris                                                     0.6
--------------------------------------------------------------------------------
Total                                                             8.5%

TEN LARGEST HOLDINGS
                                                           Percent of
(Of the combined underlying funds at 6/30/01)              Net Assets
                                                              6/30/01
Spectrum International Fund
--------------------------------------------------------------------------------
GlaxoSmithKline                                                   3.6%
Royal Bank of Scotland                                            2.2
TotalFinaElf                                                      2.0
Shell Transport & Trading                                         1.9
ING Groep                                                         1.7
--------------------------------------------------------------------------------
Vodafone Group                                                    1.6
Reed International                                                1.5
Nestle                                                            1.3
Nokia                                                             1.2
Compass Group                                                     1.2
--------------------------------------------------------------------------------
Total                                                            18.2%

Note: Tables exclude reserves.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS
                                                        12/31/00        6/30/01
Spectrum Income Fund
--------------------------------------------------------------------------------
Price Per Share                                       $    10.77   $      10.62

Dividends Per Share
   For 6 months                                             0.35           0.33
   For 12 months                                            0.70           0.68

30-Day Standardized Yield to Maturity                       7.15%          6.05%

Weighted Average Maturity (years)*                           9.1            8.4

Weighted Average Effective Duration (years)*                 5.1            5.2

Weighted Average Quality **                                  AA-             A+

*    Excludes Equity Income Fund.
**   Based on T. Rowe Price research; excludes Equity Income Fund.

9
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T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

                                         Minimum-      Target at       Target at
                                          Maximum       12/31/00         6/30/01
Spectrum Growth Fund
--------------------------------------------------------------------------------
International Stock                         10-25%          24.0%          24.0%
New Horizons                                10-25%          21.5           21.5
Equity Income                            7.5-22.5%          14.0           14.0
Growth & Income                          7.5-22.5%          13.5           13.5
Growth Stock                                 5-20%           9.5            9.5
Blue Chip Growth                             5-20%           9.5            9.5
Mid-Cap Value                                0-15%           5.5            5.5
New Era                                      0-15%           2.5            2.5
Summit Cash Reserves                         0-25%           0.0            0.0

Spectrum Income Fund
--------------------------------------------------------------------------------
New Income                                  15-30           24.0           24.0
High Yield                                  10-25           21.5           21.5
International Bond                           5-20           16.0           17.0
Equity Income                               10-25           12.0           15.0
GNMA                                         5-20           16.5           12.5
U.S. Treasury Long-Term                      0-15            7.0            7.0
Emerging Markets Bond                        0-10            3.0            3.0
Short-Term Bond                              0-15            0.0            0.0
Summit Cash Reserves                         0-25            0.0            0.0

Spectrum International Fund
--------------------------------------------------------------------------------
International Stock                         36-65           48.0           48.0
European Stock                               0-30           29.0           29.0
Emerging Markets Stock                       0-20            5.3            6.3
Japan                                        0-30            5.5            6.0
New Asia                                     0-20            3.7            3.7
International Discovery                      0-20            3.0            3.0
Emerging Markets Bond                        0-15            3.5            2.0
Latin America                                0-15            1.5            1.5
Emerging Europe & Mediterranean              0-15            0.5            0.5
Summit Cash Reserves                         0-25            0.0            0.0

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SPECTRUM GROWTH FUND
--------------------------------------------------------------------------------

                                    [CHART]

                      S&P 500    Lipper Multi-Cap   Spectrum
                    Stock Index  Core Fund Index   Growth Fund
        6/30/91        10,000        10,000          10,000
        6/30/92        11,341        11,316          11,121
        6/30/93        12,887        13,211          13,043
        6/30/94        13,068        13,624          14,173
        6/30/95        16,475        16,450          17,013
        6/30/96        20,759        20,353          21,257
        6/30/97        27,962        25,791          25,928
        6/30/98        36,396        32,212          30,321
        6/30/99        44,679        37,102          33,968
        6/30/00        47,916        42,128          39,092
        6/30/01        40,810        37,143          35,746

SPECTRUM INCOME FUND
--------------------------------------------------------------------------------

                                    [CHART]

                   Lehman Brothers   Lipper General     Spectrum
                   U.S. Aggregate      Bond Funds      Income Fund
                       Index            Average

        6/30/91        10,000           10,000           10,000
        6/30/92        11,404           11,651           11,544
        6/30/93        12,748           13,238           12,872
        6/30/94        12,582           13,540           12,977
        6/30/95        14,161           14,944           14,708
        6/30/96        14,871           16,018           15,897
        6/30/97        16,083           17,748           17,790
        6/30/98        17,779           19,629           19,787
        6/30/99        18,338           20,134           20,300
        6/30/00        19,175           20,634           20,729
        6/30/01        21,328           21,844           22,173

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

SPECTRUM INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                    [CHART]

                   Combined Index   Lipper International  Spectrum International
                      Benchmark*        Funds Average              Funds
       12/31/96        10,000              10,000                  10,000
        6/30/97        10,981              11,270                  11,120
        6/30/98        11,650              12,279                  11,273
        6/30/99        12,562              12,833                  12,305
        6/30/00        14,550              16,032                  15,626
        6/30/01        11,340              12,120                  11,713

*90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar Government Bond Index

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since   Inception
Periods Ended 6/30/01            1 Year 5 Years  10 Years Inception        Date
--------------------------------------------------------------------------------
Spectrum Growth Fund             -8.56%  10.96%   13.59%        -       6/29/90
Spectrum Income Fund              6.97    6.88     8.29         -       6/29/90
Spectrum International Fund     -25.04       -        -      3.58%     12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

12
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T. ROWE PRICE SPECTRUM GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                              6 Months       Year
                                 Ended      Ended
                               6/30/01   12/31/00  12/31/99  12/31/98  12/31/97    12/31/96
   NET ASSET VALUE
   Beginning of period        $ 15.72   $  17.71   $ 16.45   $ 15.93   $ 15.13   $   13.49

   Investment activities
     Investment income
     (loss)                      0.03       0.13      0.15      0.19      0.20        0.20
     Net realized and
     unrealized gain (loss)     (0.84)     (0.15)     3.19      1.88      2.40        2.57

     Total from
     investment activities      (0.81)     (0.02)     3.34      2.07      2.60        2.77

   Distributions
     Investment income               -     (0.12)    (0.17)    (0.18)    (0.20)      (0.20)
     Net realized gain               -     (1.85)    (1.91)    (1.37)    (1.60)      (0.93)

     Total distributions             -     (1.97)    (2.08)    (1.55)    (1.80)      (1.13)

   NET ASSET VALUE
   End of period              $ 14.91   $  15.72   $ 17.71   $ 16.45   $ 15.93   $   15.13
                              -------------------------------------------------------------

   Ratios/Supplemental Data

   Total return /x/             (5.15)%    (0.11)%    21.20%    13.62%    17.40%      20.53%
   Ratio of total expenses
   to average net assets         0.00%*+    0.00%      0.00%     0.00%     0.00%       0.00%
   Ratio of net investment
   income (loss) to average
   net assets                    0.35%+     0.70%      0.85%     1.09%     1.26%       1.58%
   Portfolio turnover rate        1.9%+     11.6%      20.3%     17.9%     20.4%        2.9%
   Net assets, end of period
   (in millions)              $ 2,514   $  2,889   $  3,031  $  2,768  $  2,605  $    2,104


x Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.88% for the six months ended June 30, 2001.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                              6 Months       Year
                                 Ended      Ended
                               6/30/01   12/31/00  12/31/99  12/31/98  12/31/97    12/31/96
   NET ASSET VALUE
   Beginning of period      $    10.77  $   10.71  $  11.50  $  11.66  $  11.20   $   11.24

   Investment activities
     Net investment
     income (loss)                0.33       0.62      0.67      0.72      0.71       0. 71
     Net realized and
     unrealized gain (loss)      (0.15)      0.14     (0.64)     0.02      0.61        0.11

     Total from
     investment activities        0.18       0.76      0.03      0.74      1.32        0.82

   Distributions
     Net investment income       (0.33)     (0.70)    (0.69)    (0.72)    (0.71)      (0.71)
     Net realized gain               -          -     (0.13)    (0.18)    (0.15)      (0.15)

     Total distributions         (0.33)     (0.70)    (0.82)    (0.90)    (0.86)      (0.86)

   NET ASSET VALUE
   End of period            $    10.62  $   10.77  $  10.71  $  11.50  $  11.66   $   11.20
                            ---------------------------------------------------------------

   Ratios/Supplemental Data

   Total return/x/                1.68%      7.40%     0.26%     6.57%    12.18%      7.64%
   Ratio of total expenses
   to average net assets          0.00%*+    0.00%     0.00%     0.00%     0.00%      0.00%
   Ratio of net investment
   income (loss) to average
   net assets                     6.19%+     6.03%     5.95%     6.22%     6.21%      6.46%
   Portfolio turnover rate        27.3%+     19.3%     18.6%     12.8%     14.1%      17.6%
   Net assets, end of period
   (in millions)            $    2,375   $  2,471  $  2,548  $  2,574  $  2,022  $   1,356


x Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.84% for the six months ended June 30, 2001.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                         6 Months      Year                           12/31/96
                                            Ended     Ended                            Through
                                          6/30/01  12/31/00  12/31/99  12/31/98       12/31/97
   NET ASSET VALUE
   Beginning of period                $     10.08  $  13.53  $  10.56  $   9.74  $       10.00

   Investment activities
     Net investment income (loss)            0.01      0.12      0.12      0.21           0.15
     Net realized and
     unrealized gain (loss)                 (1.46)    (2.10)     3.95      0.97           0.09(ss)

     Total from investment activities       (1.45)    (1.98)     4.07      1.18           0.24

   Distributions
     Net investment income                      -     (0.12)    (0.13)    (0.21)         (0.15)
     Net realized gain                          -     (1.35)    (0.97)    (0.15)         (0.35)

     Total distributions                        -     (1.47)    (1.10)    (0.36)         (0.50)

   NET ASSET VALUE
   End of period                      $      8.63 $   10.08  $  13.53  $  10.56  $        9.74
                                      --------------------------------------------------------

   Ratios/Supplemental Data

   Total return/X/                       (14.38)%  (14.71)%    39.49%    12.28%          2.42%
   Ratio of total expenses to
   average net assets                     0.00%*+     0.00%     0.00%     0.00%          0.00%
   Ratio of net investment income
   (loss) to average net assets            0.31%+     0.94%     1.14%     1.94%          2.23%
   Portfolio turnover rate                 23.4%+     42.5%     20.1%     31.7%          20.0%
   Net assets, end of period
   (in thousands)                     $    71,070 $  81,843  $ 82,846  $ 54,752  $      51,050

X Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 1.06% for the six months ended June 30, 2001.
+    Annualized
(ss) The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001


-----------------------               Percent of
STATEMENT OF NET ASSETS               Net Assets                  Shares             Value
------------------------------------------------------------------------------------------
                                                                              In thousands
T. Rowe Price International Stock Fund    22.9%               47,481,490   $       576,900
T. Rowe Price New Horizons Fund           22.6                23,837,786           567,816
T. Rowe Price Equity Income Fund          13.9                14,142,774           349,610
T. Rowe Price Growth & Income Fund        13.3                14,304,809           333,731
T. Rowe Price Growth Stock Fund            9.3                 9,251,113           232,943
T. Rowe Price Blue Chip Growth Fund        8.9                 7,425,864           225,004
T. Rowe Price Mid-Cap Value Fund           6.7                 9,968,481           167,271
T. Rowe Price New Era Fund                 2.4                 2,552,815            60,629


Total Investments
100.0% of Net Assets (Cost $2,188,558)                                     $     2,513,904

Other Assets Less Liabilities                                                           94

NET ASSETS                                                                 $     2,513,998
                                                                           ---------------
Net Assets Consist of:
Accumulated net investment income - net of distributions                   $         5,175
Accumulated net realized gain/loss - net of distributions                           20,376
Net unrealized gain (loss)                                                         325,346
Paid-in-capital applicable to 168,581,121 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                                    2,163,101

NET ASSETS                                                                 $     2,513,998
                                                                           ---------------

NET ASSET VALUE PER SHARE                                                  $         14.91
                                                                           ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

-----------------------                     Percent of
STATEMENT OF NET ASSETS                     Net Assets               Shares             Value
---------------------------------------------------------------------------------------------
                                                                                 In thousands
        T. Rowe Price New Income Fund            24.0%           66,838,810     $     570,135
        T. Rowe Price High Yield Fund            21.4            74,522,816           508,991
        T. Rowe Price International Bond Fund    16.9            51,690,964           400,605
        T. Rowe Price Equity Income Fund         15.0            14,444,340           357,064
        T. Rowe Price GNMA Fund                  12.6            31,869,276           299,253
        T. Rowe Price U.S. Treasury Long-Term
          Fund                                    6.9            14,774,440           164,439
        T. Rowe Price Emerging Markets Bond Fund  3.2             7,017,343            75,156


Total Investments
100.0% of Net Assets (Cost $2,472,549)                                          $   2,375,643

Other Assets Less Liabilities                                                            (864)

NET ASSETS                                                                      $   2,374,779
                                                                                -------------
Net Assets Consist of:

Accumulated net investment income - net of distributions                        $     (13,581)

Accumulated net realized gain/loss - net of distributions                             (21,258)

Net unrealized gain (loss)                                                            (96,906)

Paid-in-capital applicable to 223,578,029 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                                       2,506,524

NET ASSETS                                                                      $   2,374,779
                                                                                -------------
NET ASSET VALUE PER SHARE                                                       $       10.62
                                                                                -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001


-----------------------                Percent of
STATEMENT OF NET ASSETS                Net Assets                 Shares             Value
------------------------------------------------------------------------------------------
                                                                              In thousands
T. Rowe Price International Stock Fund     47.6%               2,784,219      $     33,828
T. Rowe Price European Stock Fund          28.8                1,209,359            20,450
T. Rowe Price Emerging Markets Stock
  Fund                                      6.6                  422,368             4,705
T. Rowe Price Japan Fund                    5.9                  521,671             4,168
T. Rowe Price New Asia Fund                 3.7                  426,188             2,655
T. Rowe Price International Discovery
  Fund                                      2.9                   91,079             2,029
T. Rowe Price Emerging Markets Bond Fund    2.2                  148,646             1,592
T. Rowe Price Latin America Fund            1.6                  111,680             1,171
T. Rowe Price Emerging Europe and
  Mediterranean Fund                        0.7                   71,176               471


Total Investments
100.0% of Net Assets (Cost $90,216)                                           $     71,069

Other Assets Less Liabilities                                                            1
                                                                              ------------
NET ASSETS                                                                    $     71,070
                                                                              ------------
Net Assets Consist of:

Accumulated net investment income - net of distributions                      $        103

Accumulated net realized gain/loss - net of distributions                             (165)

Net unrealized gain (loss)                                                         (19,147)

Paid-in-capital applicable to 8,233,632 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                          90,279
                                                                              ------------
NET ASSETS                                                                    $     71,070
                                                                              ------------
NET ASSET VALUE PER SHARE                                                     $       8.63
                                                                              ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                               Growth         Income     International
                                                 Fund           Fund              Fund

                                             6 Months       6 Months          6 Months
                                                Ended          Ended             Ended
                                              6/30/01        6/30/01           6/30/01
Investment Income
Income distributions from
underlying funds                          $     4,544   $     75,998   $           116

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
   Sale of underlying funds                   (10,421)       (26,926)           (1,187)
   Capital gain distributions
   from underlying funds                       14,356          5,668                 -
   Net realized gain (loss)                     3,935        (21,258)           (1,187)
Change in net unrealized gain or loss        (155,538)       (12,938)          (10,843)
Net realized and unrealized gain (loss)      (151,603)       (34,196)          (12,030)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                    $  (147,059)  $      41,802  $       (11,914)
                                          ---------------------------------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months              Year
                                                                       Ended             Ended
                                                                     6/30/01          12/31/00
Increase (Decrease) in Net Assets
Operations
Investment income                                             $        4,544   $        21,148
Net realized gain (loss)                                               3,935           309,905
Change in net unrealized gain or loss                               (155,538)         (332,877)
Increase (decrease) in net assets from operations                   (147,059)           (1,824)

Distributions to shareholders
Investment income                                                          -           (19,850)
Net realized gain                                                          -          (305,942)
Decrease in net assets from distributions                                  -          (325,792)

Capital share transactions *
Shares sold                                                          146,408           450,959
Distributions reinvested                                                   -           318,653
Shares redeemed                                                     (374,057)         (584,240)
Increase (decrease) in net assets from capital
share transactions                                                  (227,649)          185,372

Net Assets
Increase (decrease) during period                                   (374,708)         (142,244)
Beginning of period                                                2,888,706         3,030,950

End of period                                                 $    2,513,998   $     2,888,706
                                                              --------------------------------
*Share information
Shares sold                                                            9,749            25,290
Distributions reinvested                                                   -            20,283
Shares redeemed                                                      (24,893)          (32,997)
Increase (decrease) in shares outstanding                            (15,144)           12,576

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                   6 Months               Year
                                                                      Ended              Ended
                                                                    6/30/01           12/31/00
Increase (Decrease) in Net Assets
Operations
Investment income                                             $      75,998   $        144,048
Net realized gain (loss)                                            (21,258)             4,158
Change in net unrealized gain or loss                               (12,938)            21,745
Increase (decrease) in net assets from operations                    41,802            169,951

Distributions to shareholders
Investment income                                                   (75,998)          (158,204)
Net realized gain                                                         -                  -
Decrease in net assets from distributions                           (75,998)          (158,204)

Capital share transactions *
Shares sold                                                         350,131            515,198
Distributions reinvested                                             70,273            144,858
Shares redeemed                                                    (482,717)          (748,950)
Increase (decrease) in net assets from capital
share transactions                                                  (62,313)           (88,894)

Net Assets
Increase (decrease) during period                                   (96,509)           (77,147)
Beginning of period                                               2,471,288          2,548,435

End of period                                                 $   2,374,779   $      2,471,288
                                                              --------------------------------
*Share information
Shares sold                                                          32,338             48,618
Distributions reinvested                                              6,519             13,676
Shares redeemed                                                     (44,741)           (70,770)
Increase (decrease) in shares outstanding                            (5,884)            (8,476)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                   6 Months              Year
                                                                      Ended             Ended
                                                                    6/30/01          12/31/00
Increase (Decrease) in Net Assets
Operations
Investment income                                             $         116    $          857
Net realized gain (loss)                                             (1,187)           10,524
Change in net unrealized gain or loss                               (10,843)          (25,521)
Increase (decrease) in net assets from operations                   (11,914)          (14,140)
Distributions to shareholders
Investment income                                                         -              (862)
Net realized gain                                                         -            (9,696)
Decrease in net assets from distributions                                 -           (10,558)
Capital share transactions *
Shares sold                                                          15,478            65,631
Distributions reinvested                                                  -            10,172
Shares redeemed                                                     (14,337)          (52,108)
Increase (decrease) in net assets from capital
share transactions                                                    1,141            23,695

Net Assets
Increase (decrease) during period                                   (10,773)           (1,003)
Beginning of period                                                  81,843            82,846
End of period                                                 $      71,070    $       81,843
                                                              -------------------------------
*Share information
Shares sold                                                           1,651             5,090
Distributions reinvested                                                  -             1,002
Shares redeemed                                                      (1,534)           (4,099)
Increase (decrease) in shares outstanding                               117             1,993

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are three portfolios established by the corporation and commenced operations on June 29, 1990, June 29, 1990, and December 31, 1996, respectively.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying funds). Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective. Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation. Spectrum International Fund seeks long-term capital appreciation.


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Distributions Income and capital gain distributions from the underlying funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

Income and capital gain distributions to the Spectrum Funds' shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

Federal Income Taxes No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

Other Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS

Purchases and sales of the underlying funds for the six months ended June 30, 2001, were as follows:

                                        Growth          Income     International
                                          Fund            Fund              Fund
--------------------------------------------------------------------------------
Purchases                   $       25,837,000  $  336,962,000   $    10,250,000
Sales                              239,866,000     393,719,000         8,995,000

At June 30, 2001, the net unrealized gain (loss) on investments in the underlying funds for both federal income tax and financial reporting purposes were as follows:

                                        Growth          Income     International
                                          Fund            Fund              Fund
--------------------------------------------------------------------------------
Appreciated investments      $     364,257,000  $   69,383,000    $           -
Depreciated investments            (38,911,000)   (166,289,000)     (19,147,000)

Net unrealized gain (loss)   $     325,346,000  $  (96,906,000)   $ (19,147,000)
                             --------------------------------------------------
NOTE 3 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of
T. Rowe Price Group, is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying funds. T. Rowe Price International, Inc. (Price International), wholly owned by Price Associates, is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying funds. Price Associates and its wholly owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries, and the underlying funds.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees from managing the underlying funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying funds, Price Associates, and, in the case of Spectrum International, Price International. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying funds reflect the impact of Spectrum investments on management fees and other expenses of the underlying funds.

The Spectrum Funds do not invest in underlying funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying fund's net assets. At June 30, 2001, Spectrum International Fund held less than 25% of the outstanding shares of any underlying fund; Spectrum Growth Fund held approximately 45% of the outstanding shares of the T. Rowe Price Mid-Cap Value Fund, and Spectrum Income Fund held approximately 54% of the outstanding shares of the T. Rowe Price U.S. Treasury Long-Term Fund, 53% of T. Rowe Price International Bond Fund, 48% of T. Rowe Price Emerging Markets Bond Fund, 34% of
T. Rowe Price New Income Fund, 34 % of T. Rowe Price High Yield Fund, and 29% of
T. Rowe Price GNMA fund.

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access(R) 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132

To open a brokerage account or obtain information, call: 1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address: www.troweprice.com

Plan Account Lines for retirement plan participants: The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132 or visit our Web site at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150


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T. Rowe Price Investment Services, Inc., Distributor.